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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITOR'S CONSENT

To the Board of Directors and Shareholders of Network Appliance, Inc.:

We consent to the incorporation by reference in Registration Statement Nos. 33-99638, 333-25277 and 333-40307 on Form S-8 of our report dated May 14, 1999
(June 17, 1999 as to the fourth paragraph of Note 3), appearing in this Annual Report on Form 10-K of Network Appliance, Inc. for the year ended April 30, 1999.


DELOITTE & TOUCHE LLP

San Jose, California
July 12, 1999





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